UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 16, 2017
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona 85254
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 16, 2017, Hein & Associates LLP (“Hein”), the independent registered public accounting firm for Nuverra Environmental Solutions, Inc. (the “Company”), combined with Moss Adams LLP (“Moss Adams”), and Hein’s partners and employees joined Moss Adams. As a result of this combination, on November 16, 2017, Hein resigned as the Company’s independent registered public accounting firm. Concurrent with Hein’s resignation, on and effective as of November 16, 2017, the audit committee of the Company’s board of directors approved the engagement of Moss Adams as the new independent registered public accounting firm for the Company to audit the Company’s financial statements for the fiscal year ended December 31, 2017. In connection with the engagement, Hein assigned its rights and responsibilities under its agreement with the Company to Moss Adams and Moss Adams assumed Hein’s contractual rights and responsibilities pursuant to the same terms as the Company’s agreement with Hein.

The audit report of Hein on the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, scope, or accounting principles, except that the audit report did include an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the most recent fiscal year ended December 31, 2016 and through the subsequent interim period preceding Hein’s resignation, there were (i) no disagreements between the Company and Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein, would have caused Hein to make reference thereto in their reports on the Company’s financial statements for those periods, or (ii) reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the most recent fiscal year ended December 31, 2016 and through the subsequent interim period preceding Moss Adam’s engagement, the Company did not consult with Moss Adams on either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s consolidated financial statements, and Moss Adams did not provide either a written report or oral advise to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K; or (iii) a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Hein a copy of the disclosures in this Form 8-K prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Hein furnish it with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements herein and, if not, stating the respects in which it did not agree. A copy of the letter, dated November 20, 2017, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Hein, dated November 20, 2017

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Hein, dated November 20, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: November 20, 2017	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer